ReliaStar Life Insurance Company

and its Separate Account N

ING Advantage Century PlusSM

Supplement dated July 28, 2006 to the Contract Prospectus dated April 28, 2006,

as supplemented

This supplement updates certain information contained in your Contract Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

The paragraph entitled “Mortality and Expense Risk Charges – Maximum Amount” in the section entitled “Fees” in your Contract Prospectus is hereby deleted and replaced with the following:

Mortality and Expense Risk Charges

Maximum Amount. The amount of these charges, on an annual basis, is equal to 1.25% of the daily value of amounts invested in the subaccounts.

Mortality Risk Charge	0.85%
Expense Risk Charge	0.40%
Total Mortality and Expense Risk Charge	1.25%

X.100208-06	July 2006